UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 13, 2004


Commission     Registrant, State of Incorporation,         I.R.S. Employer
File Number         Address and Telephone Number         Identification No.
-----------            --------------------               ----------------

1-8809      SCANA Corporation                                       57-0784499
            (a South Carolina corporation)
            1426 Main Street, Columbia, South Carolina  29201
            (803) 217-9000

1-3375      South Carolina Electric & Gas Company                   57-0248695
            (a South Carolina corporation)
            1426 Main Street, Columbia, South Carolina  29201
            (803) 217-9000

1-11429 Public Service Company of North Carolina, Incorporated 56-2128483 (a South Carolina corporation)
            1426 Main Street, Columbia, South Carolina  29201
            (803) 217-9000


                                 Not applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


This combined Form 8-K is separately filed by SCANA Corporation, South Carolina Electric & Gas Company and Public Service Company of North Carolina, Incorporated. Information contained herein relating to any individual company is filed by such company on its own behalf. Each company makes no representation as to information relating to the other companies.



Item 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT




     On Monday, December 13, 2004, SCANA Corporation (SCANA) and H. Thomas Arthur, general counsel of SCANA, South Carolina Electric & Gas Company (SCE&G) and Public Service Company of North Carolina, Incorporated, and a named executive officer of SCANA and SCE&G, announced Mr. Arthur's plans to retire on or about January 3, 2005. In connection with Mr. Arthur's retirement, SCANA has agreed to provide for the continuation of certain customary executive benefits, such as reimbursement of financial counseling costs and executive physical examinations, for the next two years.

     SCANA is pursuing a consulting arrangement with Mr. Arthur which will provide for professional legal and regulatory advisory services at market rates over a one-to-two year period. Mr. Arthur's services would assist SCANA with the previously announced merger of its two natural gas transmission companies into a new interstate pipeline company in order to comply with certain regulatory requirements of FERC Order 2004.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. The signature of each registrant shall be deemed to relate only to matters having reference to such registrant and any subsidiaries thereof.



                                           SCANA Corporation
                                 South Carolina Electric & Gas Company
                         Public Service Company of North Carolina, Incorporated
                                            (Registrants)




December 16, 2004          By:    s/James E. Swan, IV
                                  ---------------------------------------
                                James E. Swan, IV
                                   Controller